Exhibit 99.1

PRESS RELEASE

Blackbaud Announces 2017 Third Quarter Results
Subscriptions Represent Roughly Two-Thirds of Total Revenue and Grew 21%; Profitability Hits a 2017 High;
Management Updates 2017 Full-Year Financial Guidance for JustGiving Acquisition

Charleston, S.C. (October 25, 2017) - Blackbaud (NASDAQ: BLKB), the world's leading cloud software company powering social good, today announced financial results for its third quarter ended September 30, 2017.

"Our unique ability to maximize customer outcomes through innovative new technology and industry expertise is a powerful combination, and it is driving our strong financial performance,” said Mike Gianoni, Blackbaud's president and CEO. "We just concluded our annual user conference bbcon, and it's quite clear to customers that our social good-optimized cloud Blackbaud SKYTM provides the industry's best cloud capabilities, and that we are rapidly evolving it with new innovation. Blackbaud SKY is fueling our strong revenue growth, which is becoming increasingly stable and predictable, as we shift our mix of revenue towards recurring subscriptions. Subscriptions revenue now represents 65 percent of our total revenue and non-GAAP organic subscriptions revenue was strong, growing 19 percent during the third quarter."

Third Quarter 2017 Results Compared to Third Quarter 2016 Results:

•
Total GAAP revenue was $195.5 million, up 6.8%, with $159.0 million in GAAP recurring revenue, representing 81.3% of total revenue, and $127.5 million in subscription revenue, representing 65.2% of total revenue.

•
Total non-GAAP revenue was $195.9 million, up 7.0%, with $159.3 million in non-GAAP recurring revenue, representing 81.3% of total non-GAAP revenue, and $127.8 million in subscription revenue, representing 65.2% of total revenue.

•	Non-GAAP organic revenue increased 5.6%, non-GAAP organic recurring revenue increased 10.7%, and non-GAAP organic subscription revenue increased 19.0%.

•	GAAP income from operations increased 32.7% to $18.0 million, with GAAP operating margin increasing 180 basis points to 9.2%.

•	Non-GAAP income from operations increased 23.3% to $42.0 million, with non-GAAP operating margin increasing 280 basis points to 21.4%.

•	GAAP net income increased 40.5% to $12.5 million, with GAAP diluted earnings per share of $0.26, up $0.07.

•	Non-GAAP net income increased 25.8% to $26.9 million, with non-GAAP diluted earnings per share of $0.56, up $0.11.

•	Non-GAAP free cash flow was $59.1 million, an increase of $17.5 million.

"We posted a very solid third quarter balancing accelerated growth in revenue with improved profitability" said Tony Boor, Blackbaud's executive vice president and CFO. "The company's strong financial performance continues to position us well toward achieving our financial guidance and long-term aspirational goals. We've updated our financial expectation for 2017 to include the acquisition of peer-to-peer giving leader JustGivingTM, which closed on October 2nd, and we look forward to keeping this steady momentum by finishing the year strong."
An explanation of all non-GAAP financial measures referenced in this press release, including Blackbaud's definition of non-GAAP free cash flow, is included below under the heading "Non-GAAP Financial Measures." A reconciliation of the

PRESS RELEASE

company's non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Recent Company Highlights:

•
Blackbaud shared a series of announcements that deliver high impact for the social good community during bbcon 2017. A bbcon 2017 virtual pass is now available providing access to main stage, keynote presentations and premier content.

•
Blackbaud and Microsoft announced plans to strengthen their strategic partnership to digitally transform the nonprofit sector.The companies made a three-point commitment to collaboration, which includes going deeper on integrations, joint innovation and sector leadership to scale global good.

•	Blackbaud was named to the Fortune 2017 Change the World List, which recognizes companies that have positive impact through activities that are part of their core business strategy.

•
Blackbaud announced the results of a commissioned Total Economic Impact™ (TEI) study conducted by Forrester Consulting on behalf of Blackbaud, examining the return on investment that University of North Texas experienced by deploying Blackbaud Raiser’s Edge NXT™.

•	Blackbaud completed the acquisition of U.K.-based JustGiving™, whose online social giving platform has played a powerful role in the growth of peer-to-peer fundraising.

•	IDC released its July 2017 Worldwide SaaS and Cloud Software Market Shares Report and since 2014 Blackbaud’s rank moved up from 30 to 24.

•	Blackbaud’s President and CEO Mike Gianoni was named to the list of Top 50 SaaS CEOs by The SaaS Report.

Visit www.blackbaud.com/press-room for more information about Blackbaud’s recent highlights.

Dividend
Blackbaud announced today that its Board of Directors has declared a fourth quarter 2017 dividend of $0.12 per share payable on December 15, 2017 to stockholders of record on November 28, 2017.

Financial Outlook
Blackbaud today updated its 2017 full-year financial guidance to reflect the acquisition of JustGiving, which closed on October 2, 2017:

•	Non-GAAP revenue of $785 million to $795 million

•	Non-GAAP income from operations of $159 million to $165 million

•	Non-GAAP operating margin of 20.3% to 20.8%

•	Non-GAAP diluted earnings per share of $2.12 to $2.20

•	Non-GAAP free cash flow of $125 million to $135 million

Blackbaud has not reconciled forward-looking full-year non-GAAP financial measures contained in this news release to their most directly comparable GAAP measures, as permitted by Item 10(e)(1)(i)(B) of Regulation S-K. Such reconciliations would require unreasonable efforts at this time to estimate and quantify with a reasonable degree of certainty various necessary GAAP components, including for example those related to compensation, acquisition transactions and integration, tax items or others that may arise during the year. These components and other factors could materially impact the amount of the future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts.

PRESS RELEASE

Conference Call Details
What:    Blackbaud's 2017 Third Quarter Conference Call
When:    October 26, 2017
Time:     8:00 a.m. (Eastern Time)
Live Call:     877-616-0061 (domestic) or 719-325-2171 (international); passcode 976294.
Webcast:    Blackbaud's Investor Relations Webpage

About Blackbaud
Blackbaud (NASDAQ: BLKB) is the world’s leading cloud software company powering social good. Serving the entire social good community—nonprofits, foundations, corporations, education institutions, healthcare institutions and individual change agents—Blackbaud connects and empowers organizations to increase their impact through software, services, expertise, and data intelligence. The Blackbaud portfolio is tailored to the unique needs of vertical markets, with solutions for fundraising and CRM, marketing, advocacy, peer-to-peer fundraising, corporate social responsibility, school management, ticketing, grantmaking, financial management, payment processing, and analytics. Serving the industry for more than three decades, Blackbaud is headquartered in Charleston, South Carolina and has operations in the United States, Australia, Canada and the United Kingdom. For more information, visit www.blackbaud.com.

Investor Contact:	Media Contact:
Mark Furlong	Nicole McGougan
Director of Investor Relations	Public Relations Manager
843-654-2097	843-654-3307
mark.furlong@blackbaud.com	nicole.mcgougan@blackbaud.com

Forward-Looking Statements
Except for historical information, all of the statements, expectations, and assumptions contained in this news release are forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: expectations that certain aspects of our operations, financial results and financial condition will continue to improve, and expectations that we will achieve our projected 2017 full-year financial guidance and long-term aspirational goals. These statements involve a number of risks and uncertainties. Although Blackbaud attempts to be accurate in making these forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based. In addition, other important factors that could cause results to differ materially include the following: management of integration of acquired companies; uncertainty regarding increased business and renewals from existing customers; a shifting revenue mix that may impact gross margin; continued success in sales growth; risks related to our dividend policy and stock repurchase program, including the possibility that we might discontinue payment of dividends; and the other risk factors set forth from time to time in the SEC filings for Blackbaud, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from Blackbaud's investor relations department. Blackbaud assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Trademarks
All Blackbaud product names appearing herein are trademarks or registered trademarks of Blackbaud, Inc.

Non-GAAP Financial Measures
Blackbaud has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP revenue, non-GAAP recurring revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share. Blackbaud has acquired businesses whose net tangible assets include deferred revenue. In accordance with

PRESS RELEASE

GAAP reporting requirements, Blackbaud recorded write-downs of deferred revenue to fair value, which resulted in lower recognized revenue. Both on a quarterly and year-to-date basis, the revenue for the acquired businesses is deferred and typically recognized over a one-year period, so Blackbaud's GAAP revenues for the one-year period after the acquisitions will not reflect the full amount of revenues that would have been reported if the acquired deferred revenue was not written down to fair value. The non-GAAP measures described above reverse the acquisition-related deferred revenue write-downs so that the full amount of revenue booked by the acquired companies is included, which Blackbaud believes provides a more accurate representation of a revenue run-rate in a given period. In addition to reversing write-downs of acquisition-related deferred revenue, non-GAAP financial measures discussed above exclude the impact of certain items that Blackbaud believes are not directly related to its performance in any particular period, but are for its long-term benefit over multiple periods.

In addition, Blackbaud discusses non-GAAP organic revenue growth, non-GAAP organic revenue growth on a constant currency basis, non-GAAP organic subscriptions revenue growth and non-GAAP organic recurring revenue growth, which it believes provides useful information for evaluating the periodic growth of its business on a consistent basis. Each of these measures excludes incremental acquisition-related revenue attributable to companies acquired in the current fiscal year. For companies acquired in the immediately preceding fiscal year, each of these measures reflects presentation of full-year incremental non-GAAP revenue derived from such companies as if they were combined throughout the prior period, and it includes the non-GAAP revenue attributable to those companies, as if there were no acquisition-related write-downs of acquired deferred revenue to fair value as required by GAAP. In addition, each of these measures excludes prior period revenue associated with divested businesses. The exclusion of the prior period revenue is to present the results of the divested businesses within the results of the combined company for the same period of time in both the prior and current periods. Blackbaud believes this presentation provides a more comparable representation of its current business’ organic revenue growth and revenue run-rate.

Non-GAAP free cash flow is defined as operating cash flow less capital expenditures, including costs required to be capitalized for software development, and capital expenditures for property and equipment.

Blackbaud uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Blackbaud's ongoing operational performance. Blackbaud believes that these non-GAAP financial measures reflect the Blackbaud's ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in its business. In addition, Blackbaud believes that the use of these non-GAAP financial measures provides additional information for investors to use in evaluating ongoing operating results and trends and in comparing its financial results from period-to-period with other companies in Blackbaud's industry, many of which present similar non-GAAP financial measures to investors. However, these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to differences in the exact method of calculation between companies. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures.

Blackbaud, Inc.
Consolidated balance sheets
(Unaudited)

(dollars in thousands)	September 30, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$17,050	$16,902
Restricted cash due to customers	139,095	353,771
Accounts receivable, net of allowance of $4,540 and $3,291 at September 30, 2017 and December 31, 2016, respectively	100,868	88,932
Prepaid expenses and other current assets	50,082	48,314
Total current assets	307,095	507,919
Property and equipment, net	43,903	50,269
Software development costs, net	48,618	37,582
Goodwill	472,776	438,240
Intangible assets, net	252,713	253,676
Other assets	21,889	22,524
Total assets	$1,146,994	$1,310,210
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$17,830	$23,274
Accrued expenses and other current liabilities	45,650	54,196
Due to customers	139,095	353,771
Debt, current portion	8,576	4,375
Deferred revenue, current portion	277,008	244,500
Total current liabilities	488,159	680,116
Debt, net of current portion	329,380	338,018
Deferred tax liability	39,352	29,558
Deferred revenue, net of current portion	5,412	6,440
Other liabilities	7,799	8,533
Total liabilities	870,102	1,062,665
Commitments and contingencies
Stockholders’ equity:
Preferred stock; 20,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 180,000,000 shares authorized, 58,503,687 and 57,672,401 shares issued at September 30, 2017 and December 31, 2016, respectively	59	58
Additional paid-in capital	341,476	310,452
Treasury stock, at cost; 10,426,122 and 10,166,801 shares at September 30, 2017 and December 31, 2016, respectively	(234,329)	(215,237)
Accumulated other comprehensive loss	(1,013)	(457)
Retained earnings	170,699	152,729
Total stockholders’ equity	276,892	247,545
Total liabilities and stockholders’ equity	$1,146,994	$1,310,210

Blackbaud, Inc.
Consolidated statements of comprehensive income
(Unaudited)

(dollars in thousands, except per share amounts)	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Revenue
Subscriptions	$127,492	$105,440	$370,923	$306,330
Maintenance	31,486	36,410	98,184	111,019
Services and other	36,535	41,213	102,222	115,161
Total revenue	195,513	183,063	571,329	532,510
Cost of revenue
Cost of subscriptions	58,045	51,943	170,336	153,772
Cost of maintenance	5,698	5,531	17,551	16,547
Cost of services and other	23,262	25,843	71,595	76,499
Total cost of revenue	87,005	83,317	259,482	246,818
Gross profit	108,508	99,746	311,847	285,692
Operating expenses
Sales, marketing and customer success	44,193	40,690	129,394	115,707
Research and development	22,071	22,510	67,647	67,973
General and administrative	23,545	22,319	67,350	62,089
Amortization	734	687	2,164	2,147
Total operating expenses	90,543	86,206	266,555	247,916
Income from operations	17,965	13,540	45,292	37,776
Interest expense	(3,092)	(2,641)	(8,685)	(8,037)
Other income (expense), net	468	(15)	1,581	(185)
Income before provision for income taxes	15,341	10,884	38,188	29,554
Income tax provision	2,793	1,950	2,964	5,323
Net income	$12,548	$8,934	$35,224	$24,231
Earnings per share
Basic	$0.27	$0.19	$0.76	$0.53
Diluted	$0.26	$0.19	$0.74	$0.51
Common shares and equivalents outstanding
Basic weighted average shares	46,711,709	46,159,956	46,627,213	46,078,306
Diluted weighted average shares	47,846,997	47,394,106	47,679,103	47,268,469
Dividends per share	$0.12	$0.12	$0.36	$0.36
Other comprehensive (loss) income
Foreign currency translation adjustment	(188)	289	(467)	261
Unrealized (loss) gain on derivative instruments, net of tax	(267)	409	(89)	(378)
Total other comprehensive (loss) income	(455)	698	(556)	(117)
Comprehensive income	$12,093	$9,632	$34,668	$24,114

Blackbaud, Inc.
Consolidated statements of cash flows
(Unaudited)

	Nine months ended September 30,
(dollars in thousands)	2017	2016
Cash flows from operating activities
Net income	$35,224	$24,231
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	54,765	53,109
Provision for doubtful accounts and sales returns	7,246	3,139
Stock-based compensation expense	31,055	25,005
Deferred taxes	(2,511)	(225)
Amortization of deferred financing costs and discount	650	718
Other non-cash adjustments	572	(634)
Changes in operating assets and liabilities, net of acquisition and disposal of businesses:
Accounts receivable	(17,169)	(9,288)
Prepaid expenses and other assets	596	(934)
Trade accounts payable	(2,891)	267
Accrued expenses and other liabilities	(9,522)	(12,837)
Restricted cash due to customers	214,244	119,291
Due to customers	(214,244)	(119,291)
Deferred revenue	25,370	17,593
Net cash provided by operating activities	123,385	100,144
Cash flows from investing activities
Purchase of property and equipment	(8,417)	(15,459)
Capitalized software development costs	(20,605)	(19,078)
Purchase of net assets of acquired companies, net of cash acquired	(49,729)	(3,377)
Purchase of derivative instruments	(516)	—
Proceeds from settlement of derivative instruments	1,030	—
Net cash used in investing activities	(78,237)	(37,914)
Cash flows from financing activities
Proceeds from issuance of debt	588,300	179,000
Payments on debt	(594,144)	(212,581)
Debt issuance costs	(3,085)	—
Employee taxes paid for withheld shares upon equity award settlement	(19,092)	(10,497)
Proceeds from exercise of stock options	14	10
Dividend payments to stockholders	(17,299)	(17,108)
Net cash used in financing activities	(45,306)	(61,176)
Effect of exchange rate on cash and cash equivalents	306	46
Net increase in cash and cash equivalents	148	1,100
Cash and cash equivalents, beginning of period	16,902	15,362
Cash and cash equivalents, end of period	$17,050	$16,462

Blackbaud, Inc.
Reconciliation of GAAP to non-GAAP financial measures
(Unaudited)

(dollars in thousands, except per share amounts)	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
GAAP Revenue	$195,513	$183,063	$571,329	$532,510
Non-GAAP adjustments:
Add: Acquisition-related deferred revenue write-down	349	—	697	3,639
Non-GAAP revenue	$195,862	$183,063	$572,026	$536,149

GAAP gross profit	$108,508	$99,746	$311,847	$285,692
GAAP gross margin	55.5%	54.5%	54.6%	53.7%
Non-GAAP adjustments:
Add: Acquisition-related deferred revenue write-down	349	—	697	3,639
Add: Stock-based compensation expense	934	916	2,675	2,603
Add: Amortization of intangibles from business combinations	9,976	9,862	29,903	29,670
Add: Employee severance	—	18	973	160
Add: Acquisition-related integration costs	—	—	86	—
Subtotal	11,259	10,796	34,334	36,072
Non-GAAP gross profit	$119,767	$110,542	$346,181	$321,764
Non-GAAP gross margin	61.1%	60.4%	60.5%	60.0%

GAAP income from operations	$17,965	$13,540	$45,292	$37,776
GAAP operating margin	9.2%	7.4%	7.9%	7.1%
Non-GAAP adjustments:
Add: Acquisition-related deferred revenue write-down	349	—	697	3,639
Add: Stock-based compensation expense	10,926	8,818	31,055	25,005
Add: Amortization of intangibles from business combinations	10,710	10,549	32,067	31,817
Add: Employee severance	128	72	2,994	473
Add: Acquisition-related integration costs	383	917	613	1,419
Add: Acquisition-related expenses	1,519	152	3,851	265
Subtotal	24,015	20,508	71,277	62,618
Non-GAAP income from operations	$41,980	$34,048	$116,569	$100,394
Non-GAAP operating margin	21.4%	18.6%	20.4%	18.7%

GAAP net income	$12,548	$8,934	$35,224	$24,231

Shares used in computing GAAP diluted earnings per share	47,846,997	47,394,106	47,679,103	47,268,469
GAAP diluted earnings per share	$0.26	$0.19	$0.74	$0.51

Non-GAAP adjustments:
Add: Total Non-GAAP adjustments affecting income from operations	24,015	20,508	71,277	62,618
Add (less): Loss (gain) on derivative instrument	3	—	(472)	—
Add: Loss on debt extinguishment	137	—	299	—
Less: Tax impact related to Non-GAAP adjustments	(9,846)	(8,096)	(32,010)	(24,172)
Non-GAAP net income	$26,857	$21,346	$74,318	$62,677

Shares used in computing Non-GAAP diluted earnings per share	47,846,997	47,394,106	47,679,103	47,268,469
Non-GAAP diluted earnings per share	$0.56	$0.45	$1.56	$1.33

Blackbaud, Inc.
Reconciliation of GAAP to Non-GAAP financial measures (continued)
(Unaudited)

(dollars in thousands)	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Detail of certain Non-GAAP adjustments:
Stock-based compensation expense:
Included in cost of revenue:
Cost of subscriptions	$331	$318	$963	$904
Cost of maintenance	103	137	294	391
Cost of services and other	500	461	1,418	1,308
Total included in cost of revenue	934	916	2,675	2,603
Included in operating expenses:
Sales, marketing and customer success	1,686	1,055	4,906	2,972
Research and development	2,093	1,674	5,877	4,874
General and administrative	6,213	5,173	17,597	14,556
Total included in operating expenses	9,992	7,902	28,380	22,402
Total stock-based compensation expense	$10,926	$8,818	$31,055	$25,005

Amortization of intangibles from business combinations:
Included in cost of revenue:
Cost of subscriptions	$8,061	$7,790	$24,099	$23,454
Cost of maintenance	1,289	1,332	3,871	3,996
Cost of services and other	626	740	1,933	2,220
Total included in cost of revenue	9,976	9,862	29,903	29,670
Included in operating expenses	734	687	2,164	2,147
Total amortization of intangibles from business combinations	$10,710	$10,549	$32,067	$31,817

Blackbaud, Inc.
Reconciliation of GAAP to Non-GAAP financial measures (continued)
(Unaudited)

(dollars in thousands)	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
GAAP revenue	$195,513	$183,063	$571,329	$532,510
GAAP revenue growth	6.8%		7.3%
(Less) Add: Non-GAAP acquisition-related revenue (1)	(2,134)	—	(4,048)	3,639
Total Non-GAAP adjustments	(2,134)	—	(4,048)	3,639
Non-GAAP revenue (2)	$193,379	$183,063	$567,281	$536,149
Non-GAAP organic revenue growth	5.6%		5.8%

Non-GAAP revenue (2)	$193,379	$183,063	$567,281	$536,149
Foreign currency impact on Non-GAAP revenue (3)	(480)	—	785	—
Non-GAAP revenue on constant currency basis (3)	$192,899	$183,063	$568,066	$536,149
Non-GAAP organic revenue growth on constant currency basis	5.4%		6.0%

GAAP subscriptions revenue	$127,492	$105,440	$370,923	$306,330
GAAP subscriptions revenue growth	20.9%		21.1%
(Less) Add: Non-GAAP acquisition-related revenue (1)	(1,986)	—	(3,749)	3,534
Total Non-GAAP adjustments	(1,986)	—	(3,749)	3,534
Non-GAAP organic subscriptions revenue	$125,506	$105,440	$367,174	$309,864
Non-GAAP organic subscriptions revenue growth	19.0%		18.5%

GAAP subscriptions revenue	$127,492	$105,440	$370,923	$306,330
GAAP maintenance revenue	$31,486	$36,410	98,184	111,019
GAAP recurring revenue	$158,978	$141,850	$469,107	$417,349
GAAP recurring revenue growth	12.1%		12.4%
(Less) Add: Non-GAAP acquisition-related revenue (1)	(1,986)	—	(3,749)	3,625
Total Non-GAAP adjustments	(1,986)	—	(3,749)	3,625
Non-GAAP recurring revenue	$156,992	$141,850	$465,358	$420,974
Non-GAAP organic recurring revenue growth	10.7%		10.5%

(1)
Non-GAAP acquisition-related revenue excludes incremental acquisition-related revenue calculated in accordance with GAAP that is attributable to companies acquired in the current fiscal year. For companies acquired in the immediately preceding fiscal year, non-GAAP acquisition-related revenue reflects presentation of full-year incremental non-GAAP revenue derived from such companies, as if they were combined throughout the prior period, and it includes the non-GAAP revenue from the acquisition-related deferred revenue write-down attributable to those companies.

(2)
Non-GAAP revenue for the prior year periods presented herein may not agree to non-GAAP revenue presented in the respective prior period quarterly financial information solely due to the manner in which non-GAAP organic revenue growth is calculated.

(3)
To determine non-GAAP organic revenue growth on a constant currency basis, revenues from entities reporting in foreign currencies were translated to U.S. Dollars using the comparable prior period's quarterly weighted average foreign currency exchange rates. The primary foreign currencies creating the impact are the Canadian Dollar, EURO, British Pound and Australian Dollar.

(dollars in thousands)	Nine months ended September 30,
	2017	2016
GAAP net cash provided by operating activities	$123,385	$100,144
Less: purchase of property and equipment	(8,417)	(15,459)
Less: capitalized software development costs	(20,605)	(19,078)
Non-GAAP free cash flow	$94,363	$65,607